Exhibit 10.35

EXECUTION COPY

AMENDMENT NO. 1

Dated as of September 26, 2013

to

CREDIT AGREEMENT

Dated as of October 12, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of September 26, 2013 by and among C. R. Bard, Inc., a New Jersey corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of October 12, 2011 by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to provide additional commitments under and make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is amended to restate the final two sentences thereof in their entirety to read as follows:

The amount of each Lender’s Commitment as of the Amendment No. 1 Effective Date is set forth on Schedule 1.01, or in the Assignment and Assumption or other agreement pursuant to which such Lender shall have assumed its Commitment, as applicable. As of the Amendment No. 1 Effective Date, the aggregate amount of the Commitments is $750,000,000.

(b) The definition of “Commitment Termination Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “October 12, 2016” appearing therein and to replace such reference with “September 26, 2018”.

(c) The definition of “Swingline Sublimit” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “$25,000,000” appearing therein and to replace such reference with “$50,000,000”.

(d) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in proper alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Amendment No. 1 Effective Date” means September 26, 2013.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period, the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent, with written notice to the Borrower, from time to time in its reasonable discretion; in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.11.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

(e) Section 2.06(c) of the Credit Agreement is amended to delete the reference to “$850,000,000” appearing in subclause (ii) thereof and to replace such reference with “$1,000,000,000”.

(f) Section 6.04 of the Credit Agreement is amended to delete the reference to “0.60 to 1.00” appearing therein and to replace such reference with “0.65 to 1.00”.

(g) Schedule 1.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 1.01 attached hereto.

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2. Departing Lenders. The parties hereto hereby acknowledge and agree that:

(a) Each of PNC Bank National Association, The Royal Bank of Scotland plc, SunTrust Bank and Banca Monte dei Paschi di Siena S.p.A. (each a “Departing Lender” and collectively the “Departing Lenders”) is entering into this Amendment solely to evidence its exit from the Credit Agreement and shall have absolutely no obligation hereunder. Upon the effectiveness hereof and the payment described in Section 2(b)(ii), each Departing Lender shall no longer (i) constitute a “Lender” for all purposes under the Loan Documents, (ii) be a party to the Credit Agreement and (iii) have any obligations under any of the Loan Documents, in each case, without further action required on the part of any Person; and

(b) Upon the effectiveness hereof: (i) each Departing Lender’s “Commitment” under the Credit Agreement shall be terminated, (ii) each Departing Lender shall have received payment in full in immediately available funds of all of its Loans, all interest thereon and all other amounts payable to it under the Credit Agreement, (iii) each Departing Lender shall not be a Lender hereunder as evidenced by its execution and delivery of its signature page hereto and (iv) the defined term “Lenders” in the Credit Agreement shall exclude the Departing Lenders.

3. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders (including the Departing Lenders), the Issuing Bank and the Administrative Agent.

(b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of (i) Drinker Biddle & Reath LLP, special New Jersey counsel for the Borrower and (ii) Weil, Gotshal & Manges LLP, special New York counsel for the Borrower, each covering such matters relating to the Borrower, this Amendment or the Credit Agreement as amended hereby as the Administrative Agent shall reasonably request (and the Borrower hereby instructs such counsels to deliver such opinions to the Lenders and the Administrative Agent).

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the Credit Agreement as amended hereby, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in clauses (a) and (b) of the first sentence of Section 4.02 of the Credit Agreement (excluding, however, the first parenthetical clause in such clause (a)).

(e) The Administrative Agent shall have received, for the account of each Lender (excluding any Departing Lender) party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.

(f) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent, that are due and payable on or prior to the Amendment No. 1 Effective Date and for which an invoice has been presented to the Borrower at least one Business Day prior to the Amendment No. 1 Effective Date) in connection with this Amendment.

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4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any such representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) On the Amendment No. 1 Effective Date, the Administrative Agent shall make such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. Each Departing Lender and each Lender hereby waives any compensation by the Borrower of any and all losses, costs and expenses incurred by such Departing Lender or Lender solely in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in this clause (d) and occurring on the Amendment No. 1 Effective Date that would otherwise be due to such Departing Lender or Lender pursuant to Section 2.13 of the Credit Agreement.

(e) This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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7. Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrower or its properties in the courts of any jurisdiction.

8. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by fax or other electronic transmission (including, without limitation, PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

C.R. BARD, INC., as the Borrower

By:	/s/ Christopher S. Holland
Name: Christopher S. Holland
Title: Senior Vice President and Chief Financial Officer

By:	/s/ Scott T. Lowry
Name: Scott T. Lowry
Title: Vice President and Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ James A. Knight
Name: James A. Knight
Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BANK OF AMERICA, N.A., individually as a Lender and as Syndication Agent

By:	/s/ David J. Bardwil
Name: David J. Bardwil
Title: SVP

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Monique Gasque
Name: Monique Gasque
Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Assistant Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Scott MacVicar
Name: Scott MacVicar
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

TD BANK, N.A., as a Lender

By:	/s/ Todd Antico
Name: Todd Antico
Title: Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ B. McNany
Name:	B. McNany
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jennifer Hwang
Name:	Jennifer Hwang
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

SOVEREIGN BANK, N.A. as a Lender

By:	/s/ William R. Rogers
Name:	William R. Rogers
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert Moravec
Name:	Robert Moravec
Title:	Sr. Relationship Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, form and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Departing Lender

By:	/s/ Edward M. Tessalone
Name:	Edward M. Tessalone
Title:	Senior Vice President PNC Bank, N.A.

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Departing Lender

By:	/s/ William McGinty
Name:	William McGinty
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, form and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement

SUNTRUST BANK, as a Departing Lender

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement

BANCA MONTE DEI PASCHI DI SIENA S.P.A., as a Departing Lender

By:	/s/ Enrico Vignoli
Name:	Enrico Vignoli
Title:	Senior Vice President & General Manager

By:	/s/ Victor DiIorio
Name:	Victor DiIorio
Title:	VP & Credit Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

SCHEDULE 1.01

Commitments

Name of Lender	Commitment ($)
JPMorgan Chase Bank, N.A.	$116,250,000
Bank of America, N.A.	$116,250,000
Wells Fargo Bank, National Association	$62,500,000
Goldman Sachs Bank USA	$62,500,000
Barclays Bank PLC	$62,500,000
Royal Bank of Canada	$62,500,000
TD Bank, N.A.	$62,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$62,500,000
U.S. Bank National Association	$62,500,000
Sovereign Bank, N.A.	$40,000,000
HSBC Bank USA, National Association	$40,000,000
Total:	$750,000,000